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                                                                    Exhibit 10.6


                           SECOND AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


      This Second Amended and Restated Registration Rights Agreement (the "Agreement") amending and restating that certain Registration Rights Agreement, dated as of September 27, 1996 as amended on February 19, 1997 and restated on April 28, 1997, by and among Synchronicity, Inc., a Massachusetts corporation (the "Company"), Wheatley Partners, L.P. and Wheatley Foreign Partners, L.P. (the "Series B Investors"), Canaan Capital Limited Partnership, Canaan Capital Offshore Limited Partnership, C.V., Canaan S.B.I.C., L.P., Mark A. Ross, David Spitzman, Thomas Bouzane, Mark Barlow and Richard Byrd (collectively, with the Series B Investors, the "Series C Investors") and Pioneer Capital Corporation, Canaan Equity, L.P., Marek Skoskiewicz, Synopsys, Inc. and Intel Corporation (collectively, with the Series B Investors and Series C Investors, with the exception of Thomas Bouzane and Richard Byrd, the "Series D Investors" and the Series B Investors, Series C Investors and the Series D Investors are sometimes hereinafter collectively referred to as the "Investors") is entered into as of September 28, 1998.

                                    RECITALS

      WHEREAS, pursuant to the terms of, and in order to induce the Series D Investors to enter into that certain Series D Convertible Preferred Stock Purchase Agreement of even date herewith between the Company and the Series D Investors (the "Stock Purchase Agreement"), the parties hereto have agreed to provide for the registration rights set forth in this Agreement.

      NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

      1. Amendment and Restatement of the Registration Rights Agreement. The Company, the Series B Investors and the Series C Investors, pursuant to Section 13(k) of the Registration Rights Agreement hereby agree that the Registration Rights Agreement is amended and restated in its entirety as set forth in this Agreement.

      2. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below (capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Stock Purchase Agreement for such term):

            Commission means the Securities and Exchange Commission, or any successor agency.

            Common Stock means (a) the Common Stock (as defined in the Stock Purchase Agreement), and (b) any shares of any other class of capital stock of the Company hereafter issued which is (i) not preferred in the Company's Amended and Restated Articles of Organization, as amended (the "Charter"), as to dividends or to assets upon liquidation, dissolution or winding up of the Company over any other class of stock of the Company,
      (ii) not subject to redemption in the
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      Charter or (iii) issued to the holders of Common Stock upon any reclassification thereof.

            Demand Registration means any request by the Stockholders to register the Registrable Securities pursuant to Section 3(a)(i).

            indemnified party and indemnifying party.  As defined in
      Section 9(c).

            Instrument of Accession means an Instrument of Accession in the form of Exhibit A hereto.

            Piggyback Registration.  As defined in Section 4(a)(i).

            Public Sale means any sale of Registrable Securities to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or marketmaker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act or any other public offering not required to be registered under the Securities Act.

            Qualified Public Offering has the meaning assigned to the term "Qualified Public Offering" in the Charter.

            Registration Expenses.  As defined in Section 8(a).

            registered and registration mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of the effectiveness of such registration statement.

            Registrable Securities means at any particular time all shares of Common Stock (a) into which the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock have been converted and
      (b) acquired after the date hereof by any Series B Investor, Series C Investor or Series D Investor, including shares of Common Stock issuable on the conversion of other securities or other options, that have not been sold in a Public Sale, less those shares held by Stockholders whose entire holdings of such shares are eligible for resale, without registration, under Rule 144 in any three (3) month period.

            Rule 144 means Rule 144 adopted by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

            Securities Act means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.
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            Series B Preferred Stock means the Series B Convertible Preferred
      Stock, $.01 par value per share, of the Company.

            Series C Preferred Stock means the Series C Convertible Preferred Stock, $.01 par value per share, of the Company.

            Series D Preferred Stock means the Series D Convertible Preferred Stock, $.01 par value per share, of the Company.

            Stockholders means, initially, the Investors and, thereafter, any Person who becomes a party to this Agreement by executing an Instrument of Accession in connection with a transfer to or acquisition by such Person or Persons who become holders of Registrable Securities pursuant to or in connection with a transfer permitted under Section 13(e) herein from any Investor or any subsequent transferee of an Investor; provided, that the term "Stockholder" shall not include any Person who has sold, transferred or otherwise disposed of all of such Person's Registrable Securities.

            Underwriters' Maximum Number means, for any Piggyback Registration, Demand Registration or other registration which is an underwritten registration, that number of securities to which such registration should, in the opinion of the managing underwriters of such registration in the light of marketing factors, be limited.

      3.    Stockholder Demand Registration.

            (a)   Request for Demand Registration.

                  (i) Subject to the limitations contained in the following paragraphs of this Section 3, the holders of thirty-three percent (33%) or more of the Registrable Securities then outstanding may at any time on or after 180 days after the effective date of the registration statement of the Company's Qualified Public Offering, give to the Company, pursuant to this clause (i), a written request to register the Registrable Securities. Within ten (10) days after the receipt by the Company of any such written request, the Company will give written notice of such registration request to all Stockholders.

                  (ii) Subject to the limitations contained in the following paragraphs of this Section 3, after the receipt of such written request for a Demand Registration, (A) the Company will be obligated and required to include in such Demand Registration all Registrable Securities with respect to which the Company shall receive from Stockholders, within thirty (30) days after the date on which the Company shall have given to all Stockholders a written notice of registration request pursuant to
      Section 3(a)(i) hereof, the written requests of such
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      Stockholders for inclusion of their respective shares of Registrable
      Securities in such Demand Registration, and (B) the Company will use its best efforts to prepare and file with the Commission a registration statement under the Securities Act on any appropriate form promulgated by the Commission and reasonably acceptable to the Stockholders requesting such Demand Registration pursuant to clause (i) above covering all such Registrable Securities and shall use its best efforts to cause such registration statement to become effective under the Securities Act. All written requests made by Stockholders pursuant to this clause (ii) will specify the number of shares of Registrable Securities to be registered and will also specify the intended method of disposition thereof. Such method of disposition shall, in any case, be an underwritten offering if an underwritten offering is requested by the Demanding Stockholders (as defined in Section 3(c) hereof) holding fifty-one percent (51%) or more of the Registrable Securities to be included in such Demand Registration by all of the Demanding Stockholders.

                  (iii) The Stockholders shall be permitted to withdraw all or any part of the Registrable Securities of such Stockholders from any Demand Registration at any time prior to the effective date of such Demand Registration but, in the case of an underwritten public offering, only if such Stockholders are permitted to do so by the managing underwriters or pursuant to any agreement therewith.

            (b)   Limitations on Demand Registration.

                  (i) The holders of Series B Preferred Stock, the holders of Series C Preferred Stock and the holders of Series D Preferred Stock shall not be entitled to require the Company to effect, pursuant to Section 3(a) hereof, more than two (2) Demand Registrations but shall be entitled to unlimited additional Demand Registrations if such additional Demand Registrations would be eligible for registration on Form S-3 (after the Company qualifies for Form S-3, provided that in the case of any individual such Demand Registration the aggregate gross proceeds from such S-3 Demand Registration would exceed $500,000, if all registered shares thereunder were sold) provided, however, that there shall be no more than two (2) such registrations in any twelve (12) month period.

                  (ii) Any registration initiated pursuant to Section 3(a)
      hereof shall not count as a Demand Registration for purposes of Section 3(a) hereof unless and until such registration shall have become effective and seventy-five percent (75%) of the number of shares initially included in the first filing by the Company with the Commission, but not withdrawn under Section 3(a)(iii) above, shall have been actually sold (unless the requesting Stockholders withdraw all their Registrable Securities and the Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration unless the requesting Stockholders pay all Registration Expenses in connection with the withdrawn registration).
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                  (iii) The Company shall not be obligated or required to effect the Demand Registration of any Registrable Securities pursuant to Section 3(a) hereof during (a) the period commencing on the date falling forty-five (45) days prior to the Company's estimated date of filing (as notified to the Stockholders in writing) of, and ending on the date 180 days following the effective date of, any registration statement pertaining to any firm commitment underwritten registration of the Company's equity securities or such shorter period which in the opinion of the managing underwriters), if any, of such registration would not affect the marketability of the shares being offered thereby (x) initiated by the Company, and solely for the account of the Company (other than any registration by the Company on Form S-8 or similar form or dividend reinvestment plan) or (y) initiated pursuant to Section 3(a)(i) hereof or
      (b) the ninety (90) day period after the commencement by the Company of any activity (a "Material Activity") that, in the good faith business judgment of the Company's Board of Directors, would be materially and adversely affected to the detriment of the Company by the requested Demand Registration (provided that (x) the Demand Registration may only be deferred if the Material Activity was commenced prior to receipt by the Company of the request for the Demand Registration, and (y) no more than one (1) deferral may be effected pursuant to clause (a) or (b) during any 360 day period). A deferral of a Demand Registration pursuant to this
      Section 3(b)(iii) shall be lifted, and, unless the Demand Registration request has been withdrawn as contemplated below, the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (a) of the preceding sentence, the proposed registration for the Company's account is abandoned or not declared effective within ninety (90) days from the filing date, or in the case of a deferral pursuant to clause (b) of the preceding sentence, the Company ceases to be engaged in a Material Activity (and the Board of Directors shall immediately notify the Stockholders if, in their good faith determination, such activity has ceased). In order to defer the filing of a registration statement pursuant to this Section 3(b)(iii), the Company shall promptly (but in any event within ten (10) days), upon determining to effect such deferral, deliver to each Stockholder a certificate signed by an executive officer of the Company, on behalf of the Board of Directors, stating that the Company is deferring such filing pursuant to this Section 3(b)(iii) and setting forth the anticipated deferral period. Within twenty (20) days after receiving such certificate, the holders of a majority of the Registrable Securities owned by the Stockholders and for which registration was previously requested may withdraw such Demand Registration request by giving notice to the Company; if withdrawn, the Demand Registration request shall be deemed not to have been made for all purposes of this Agreement. If any deferral is lifted as provided above, prompt notice thereof shall be given in writing to the Stockholders requesting Demand Registration who thereafter shall be entitled to deliver a new request. This Section 3(b)(iii) shall not prohibit the Stockholders from exercising any "piggyback" registration rights to which they would otherwise be entitled pursuant to Section 4. The Company shall not be required to
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      maintain the effectiveness of any Demand Registration beyond the earlier to occur of (i) the consummation of the distribution by Stockholders of the Registrable Securities included therein or (ii) 180 days after the effective date thereof, unless such registration is a "shelf registration" in which case the Company will be required to maintain such effectiveness until the earlier to occur of (i) 365 days from the effectiveness thereof or (ii) the date on which the last security registered thereunder is sold.

            (c) Priority on Demand Registrations. If the managing underwriters in any Demand Registration pursuant to this Section 3 shall give written advice to the Company and the Stockholders that, in their opinion, there is an Underwriters' Maximum Number of shares of Registrable Securities that may successfully be included in such registration, then: (i) if the Underwriters' Maximum Number is less than the number of shares of Registrable Securities requested to be included in such registration, the Company will be obligated and required to include in such registration that number of shares of Registrable Securities which does not exceed the Underwriters' Maximum Number, and such number of shares of Registrable Securities shall be allocated (A) first, pro rata among the Stockholders of the class or classes of securities which initiated the Demand Registration pursuant to this Section 3 (such Stockholders being referred to herein as the "Demanding Stockholders") on the basis of the number of shares of Registrable Securities requested to be included therein by each such Demanding Stockholder, up to the Underwriters' Maximum Number, before any other securities are included therein, and (B) next, pro rata among the Stockholders (other than the Demanding Stockholders) on the basis of the number of shares of Registrable Securities requested to be included therein by each such Stockholder, up to the number of securities which they requested to include in such registration which does not exceed the difference between the Underwriters' Maximum Number and that number of securities included in such registration pursuant to clause (A) of this sentence; and (ii) if the Underwriters' Maximum Number exceeds the number of shares of Registrable Securities requested to be included in such registration, then the Company will be entitled to include in such registration that number of securities which shall have been requested by the Company or by other securityholders of the Company to be included in such registration for the account of the Company or such other securityholders and which shall not be greater than such excess. Neither the Company nor any of its securityholders shall be entitled to include any securities in any underwritten Demand Registration unless the Company or such securityholders (as the case may be) shall have agreed to such inclusion and unless the Company and such other securityholders shall have agreed in writing to sell such securities on the same terms and conditions as shall apply to the Registrable Securities to be included in such Demand Registration.

            (d) Selection of Underwriters. If any Demand Registration or any registration effected pursuant to Section 3 hereof is a firm commitment underwritten offering, or a best efforts underwritten offering, the investment bankers and managing underwriters in such registration will be selected by the Company, subject to the approval of the Demanding Stockholders holding fifty-one percent (51%) or more of the Registrable Securities to be included in such registration by all of the Demanding Stockholders (which approval shall not be unreasonably withheld).
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      4.    Piggyback Registrations.

            (a)   Rights to Piggyback.

                  (i) If (and on each occasion that) the Company proposes to register any of its equity securities or any other securities convertible into equity securities under the Securities Act for its own account or for the account of any other Person (other than pursuant to Section 3(a) hereof) (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a "Piggyback Registration"), the Company will give written notice to all Stockholders of such proposal not later than twenty (20) days prior to the anticipated filing date of such Piggyback Registration.

                  (ii) Subject to the provisions contained in paragraphs (b) and
      (c) of this Section 4 and in the last two sentences of this clause (ii),
      (A) the Company will be obligated and required to include in each Piggyback Registration all Registrable Securities with respect to which the Company shall receive from Stockholders, within thirty (30) days after the date on which the Company shall have given written notice of such Piggyback Registration to all Stockholders pursuant to Section 4(a)(i) hereof, the written requests of such Stockholders for inclusion in such Piggyback Registration, and (B) the Company will use its best efforts to promptly file with the Commission a registration statement under the Securities Act covering all such Registrable Securities and shall use its best efforts to cause such registration statement to become effective under the Securities Act. The Stockholders shall be permitted to withdraw all or any part of the Registrable Securities of such Stockholders from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration but only in the case of an underwritten offering if such Stockholders are permitted to do so by the managing underwriters or pursuant to any agreement therewith. The Company will not be obligated or required to give notice of any proposed registration or include any Registrable Securities in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable. The Stockholders shall not be entitled to include Registrable Securities in a Piggyback Registration unless the Stockholders shall have agreed in writing to sell such securities on the same terms and conditions as shall apply to the securities (other than Registrable Securities) being included in such registration. The Company shall not be required to maintain the effectiveness of any Piggyback Registration beyond the earlier to occur of (i) the consummation of the distribution by holders of Registrable Securities included in such Piggyback Registration or (ii) 120 days after the effective date thereof.

            (b) Priority on Piggyback Registrations. If in connection with any Piggyback Registration, the managing underwriters shall give written advice to the Company that, in their opinion, there is an Underwriters' Maximum Number of securities that may successfully be included in such registration, then: (i) the Company shall be entitled to include in such

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registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriters' Maximum Number; and (ii) the Company will be obligated and required to include in such registration that number of shares of Registrable Securities which shall have been requested by the Stockholders to be included in such registration and which does not exceed the difference between the Underwriters' Maximum Number and that number of securities which the Company is entitled to include therein pursuant to clause (i) above and such number of shares of Registrable Securities shall be allocated pro rata among each such Stockholder, on the basis of the number of shares of Registrable Securities requested to be included therein by each such Stockholder and, if the total of such Registrable Securities and such securities which the Company is entitled to include pursuant to clause (i) above is less than the Underwriters' Maximum Number, the Company may include shares requested to be included by other securityholders of the Company.

            (c) Selection of Underwriters. In any Piggyback Registration, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.

      5.    Lockup Agreement.

            (a)   Restrictions on Public Sale by Stockholders.

                  (i) Each Stockholder, if the Company or the managing underwriters so request in connection with the initial registration of the Company's securities, will not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the period required by the managing underwriters; provided, however, that such period of time shall not exceed that applicable to all the Company's executive officers and directors.

                  (ii) If the Company or the managing underwriters so request, each Stockholder who holds 3% or greater of the Company's outstanding equity securities at the time of any registration, other than the Company's initial registration, or such lesser percentage if so determined by the managing underwriters, will not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the period required by the managing underwriters; provided, however, that such period of time shall not exceed that applicable to all the Company's executive officers and directors.

            (b) Restrictions on Public Sale by the Company. The Company agrees, unless it obtains the consent of the managing underwriter(s) of any underwritten offering of Registrable Securities pursuant to Sections 3 or 4 hereof, not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh day prior to, and ending on the ninetieth
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                                      -9-


day (or such longer period as shall be reasonably required by the managing underwriters) following, the effective date of any underwritten Demand or Piggyback Registration, except in connection with any such underwritten registration, or pursuant to any registration statements on Form S-8 or the then equivalent form.

      6. Registration Procedures. If (and on each occasion that) the Company shall become obligated to effect any registration of any Registrable Securities hereunder, the Company will use its best efforts to effect promptly the registration of such Registrable Securities under the Securities Act and to permit the public offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and, in connection therewith, the Company, as expeditiously as shall be reasonably possible, shall:

            (a) use its best efforts to prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become and remain effective as provided herein;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus including such registration statement as may be necessary or advisable to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or as may be necessary to keep such registration statement effective and current as provided herein;

            (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as any such seller may reasonably request in order to facilitate the disposition of the Registrable Securities held by such seller;

            (d) use its best efforts to register and qualify the Registrable Securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as any seller (or the managing underwriter, in the case of any underwritten offering) shall reasonably request and do any and all such other acts and things as may be reasonably necessary or advisable to permit the disposition in such jurisdictions of the Registrable Securities covered by such registration statement; provided, however, that the Company shall not be required in connection therewith to qualify to do business or file a general consent to service of process in any such jurisdiction, unless the Company is already subject to service in such jurisdiction or subject itself to taxation in any jurisdiction where the Company is not already subject to taxation;

            (e) furnish to each prospective seller a signed counterpart, addressed to the prospective sellers, (or to the underwriters, in the case of any underwritten offering) of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) to the extent not prohibited by applicable financial accounting statements or standards not generally delivered by "big six" accounting firms, a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the
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                                      -10-


registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters, respectively, delivered to the underwriters in underwritten public offerings of securities.

      7. Cooperation by Prospective Sellers, etc.

            (a) Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require and which is customary in such transactions from such seller, and otherwise reasonably cooperate with the Company in connection with any registration statement with respect to such Registrable Securities.

            (b) The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

            (c) The Stockholders included in any registration statement will not (until further notice) affect sales of Registrable Securities included in any registration statement after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such registration statement or prospectus (which obligation to correct or update the Company will satisfy promptly); but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

            (d) At the end of any period during which the Company is obligated to keep any registration statement current and effective as provided herein (and any extensions thereof required by the preceding paragraph (c) of this Section
7), the Stockholders included in such registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Stockholders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

      8.    Registration Expenses.

            (a) Except as otherwise provided herein, all fees and expenses incurred or sustained in connection with or arising out of the Demand Registrations pursuant to Section 3 hereof and each registration pursuant to
Section 4 hereof, including, without limitation, all registration, filing fees and qualification fees, fees and expenses of compliance with federal and state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the blue sky qualification of Registrable Securities), printing expenses, messenger, telephone, facsimile and delivery expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel representing any or all of the selling holders of Registrable Securities, fees and disbursements of all independent certified public accountants of the Company (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts, commissions and expenses representing disguised commissions), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other persons retained by the Company (all such costs and expenses being herein called, collectively, the "Registration Expenses"), will be borne and paid by the Company. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

            (b) The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any Stockholder in connection with any registration of Registrable Securities pursuant to this Agreement.

            (c) To the extent the Registration Expenses incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each Stockholder included in such registration will pay all Registration Expenses which are solely attributable to the registration of such Stockholder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one Stockholder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

      9.    Indemnification.

            (a) Indemnification by the Company. To the full extent permitted by law, the Company will indemnify and hold harmless each Stockholder requesting or joining in a registration and each underwriter of the securities so registered, the officers, directors, agents, employees and partners of each such Person and each Person, if any, who controls, is controlled by or is under common control any thereof (within the meaning of the Securities Act) against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement, prospectus or any amendment or supplement thereto, or any document filed pursuant to state securities laws (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") or any rule or regulation promulgated under the Securities Act or the

1934 Act or state securities or "blue sky" laws, common law or otherwise applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Stockholder, underwriter, and each other Person indemnified pursuant to this paragraph (a) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) made in reliance upon and in conformity with written information furnished to the Company by such Stockholder, underwriter, officer, director, partner or controlling person and stated to be specifically for use therein and provided further, that such indemnity shall not inure to the benefit of any Stockholder, underwriter, director, partner or controlling person ("indemnifiable party") from whom the person asserting any claim, loss, damage or expense purchased securities which are the subject thereof if such indemnified party failed to send or give a copy of the prospectus or such other document as amended or supplemented to such person at or prior to the confirmation of the sale of such securities to such person in any case where such delivery is required by the Securities Act by such indemnified party and the untrue statement or omission of a material fact contained in a preliminary prospectus was corrected in the prospectus as amended and supplemented. The Company also agrees to indemnify and provide contribution arrangements to any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act) (collectively, "Securities Professionals") on substantially the same basis as that of the indemnification of the Stockholder provided in this Section 9 and in
Section 10, if requested.

            (b) Indemnification by Each Stockholder. Each Stockholder requesting or joining in a registration will severally, and not jointly, indemnify each underwriter of the securities so registered, the Company and the officers, agents, employees and directors of the Company and each Person, if any, who controls any thereof (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement, prospectus, or any amendment or supplement thereto, or any dominant filed pursuant to state securities laws (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by such Stockholder of any rule or regulation promulgated under the Securities Act or the 1934 Act applicable to such Person and relating to any action or inaction required of such Person in connection with any such registration, qualification or compliance, and such Stockholder will reimburse each underwriter, the Company and each other Person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission (or alleged untrue statement or omission) was made in reliance upon and in conformity with written information furnished to such underwriter or the Company by any such Stockholder or any officer, director, partner or controlling person of such Stockholder and stated to be specifically for use therein, and provided further that each Stockholder's liability hereunder (including, without limitation, Section 10) with respect to any particular registration shall be limited to an amount equal to the proceeds received by such Stockholder from the Registrable Securities sold by such Stockholder in such registration. The Company and the Stockholders shall be entitled to receive indemnities from underwriters participating in any distribution of Registrable Securities to the same extent as provided above with respect to information so furnished in writing by such underwriters expressly for use in any prospectus or registration statement.

            (c) Indemnification Proceedings. Each party entitled to indemnification pursuant to this Section 9 (the "indemnified party") shall give notice to the party required, to provide indemnification pursuant to this
Section 9 (the "indemnifying party") promptly after such indemnified party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably acceptable to the indemnified party, and the indemnified party may participate in such defense at the indemnified party's expense; and provided, further that the failure by any indemnified party to give notice as provided in this paragraph (c) shall not relieve the indemnifying party of its obligations under this Section 9, except to the extent the indemnifying party is materially prejudiced by such failure. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The reimbursement required by this Section 9 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

      10. Contribution in Lieu of Indemnification. If the indemnification provided for in Section 9 hereof is unavailable to a party that would have been an indemnified party under any such section in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 10. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this Section 10 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any Person who was not guilty of such fraudulent misrepresentation.

      11. Rule 144 Requirements; Current Public Information. From time to time after the earlier to occur of (a) the ninetieth day following the date on which there shall first become effective a registration statement filed by the Company under the Securities Act with respect to its equity securities, or (b) the date on which the Company shall register a class of equity securities under Section 12 of the 1934 Act, the Company will use its best efforts to file all reports required to be filed by it under the Securities Act or the 1934 Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Registrable Securities may reasonably request all to the extent required to enable each such holder to sell Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Registrable Securities pursuant to Rule 144. The Company will furnish to any Stockholder, upon request made by such Stockholder at any time after the undertaking of the Company in the preceding sentence shall have first become effective, a written statement signed by the Company, addressed to such Stockholder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144. The Company will, at the request of any Stockholder, upon receipt from such Stockholder of an unqualified written opinion of counsel knowledgeable in securities law matters, addressed to the Company and reasonably acceptable in form and substance to the Company and its counsel, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act, and, thereupon, such Registrable Securities will cease to be Registrable Securities for purposes of this Agreement.

      12. Participation in Underwritten Registrations. No person may participate in any underwritten registration pursuant to this Agreement unless such person
(a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled, under the provisions hereof, to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements. Any Stockholder to be included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration prior to the execution of the related underwriting agreement in the event that such Stockholder shall disapprove of any of the terms of such agreement.

      13.   Confidentiality and Non-Disclosure.

      (a) Disclosure of Terms. The terms and conditions of this Agreement, the Stock Purchase Agreement, the Second Amended and Restated Co-Sale Agreement and the Second Amended and Restated Voting Agreement (collectively, the "Financing Terms"), including their existence, shall be considered confidential information and shall not be disclosed by any party hereto to any third party except in accordance with the provisions set forth below.

      (b) Press Releases, Etc. Within sixty (60) days of the Closing, the Company may issue a press release disclosing that the Purchasers have invested in the Company; provided that the release does not disclose any of the Financing Terms and is approved in advance in writing by any Purchaser who is named in such press release. Intel Corporation ("Intel") and any other Purchaser, at its sole discretion, may provide an executive quote or other material regarding its investment in the Company. No other announcement regarding any Purchaser or the Company in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without such named party's prior written consent.

      (c) Permitted Disclosures. Notwithstanding the foregoing, (i) any party may disclose any of the Financing Terms to its current or bona fide prospective investors, partners of such investors, employees, investment bankers, lenders, accountants and attorneys, in each case only where such persons or entities are under appropriate nondisclosure obligations; (ii) any party may disclose (other than in a press release or other public announcement described in subsection
(b)) solely the fact that the Purchasers are investors in the Company to any third parties without the requirement for the consent of any other party or nondisclosure obligations; and (iii) Intel may disclose its investment in the Company and the Financing Terms to third parties or to the public at its sole discretion and, if it does so, the other parties hereto shall have the right to disclose to third parties any such information disclosed in a press release or other public announcement by Intel.

      (d) Legally Compelled Disclosure. In the event that any party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose the existence of the Financing Documents or any of the terms hereof in contravention of the provisions of this
Section 13, such party (the "Disclosing Party") shall provide the other parties (the "Non-Disclosing Parties") with prompt written notice of that fact so that the appropriate party may seek (with the cooperation and reasonable efforts of the other parties) a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing Party shall furnish only that portion of the information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information to the extent reasonably requested by any Non-Disclosing Party.

      (e) Other Information. The provisions of this Section 13 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby. Additional disclosures and exchange of confidential information between the Company and Intel (including without limitation, any exchanges of information with any Intel Board Observer, as defined in the Second

Amended and Restated Voting Agreement) shall be governed by the terms of the Corporate Non-Disclosure Agreement No. 76093, dated August 13, 1998, executed by the Company and Intel, and any Confidential Information Transmittal Records ("CITR") provided in connection therewith. The CITR that shall govern the exchanges of confidential information with any Intel Board Observer shall be the form attached hereto as Exhibit B.

      14.   Miscellaneous.

            (a) No Inconsistent Agreements. The Company hereby represents and warrants that it is not a party to or bound in any manner under, and covenants that it will not enter into at any time after the date hereof, any agreement or contract (whether written or oral) with respect to any of its securities which prevents the Company from complying in any respect with the registration rights granted by the Company to the Stockholders hereunder.

            (b) Waivers. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by party granting such waiver, and no waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

            (c) Term. The agreements of the Company contained in this Agreement shall continue in full force and effect so long as any Stockholder holds any Registrable Securities.

            (d) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when delivered by overnight courier or (iii) five (5) days after deposit with the United States Post Office, by registered or certified mail, return receipt requested, postage prepaid and addressed:

      (i) if to a Series B Investor, at such Series B Investor's address on the signature pages hereto with a copy to:

      Joel M. Simon, Esq.
      Paul, Hastings, Janofsky & Walker LLP
      31st Floor
      399 Park Avenue
      New York, NY 10022
      Fax No.: (212) 3194090

      (ii) if to a Series C Investor or a Series D Investor, at such Series C Investor's or Series D Investor's address on the signature pages hereto with a copy to:

      Edward A. Reilly, Jr., Esq.
      LeBoeuf, Lamb, Greene & MacRae LLP
      225 Asylum Street, 13th Floor
      Hartford, CT 06103
      Fax No.: (860) 292-3555

      (iii) if to the Company, at:

      Synchronicity, Inc.
      201 Forest Street
      Marlborough, MA 01752
      Attention:  Dennis R. Harmon
      Fax No.: (508) 485-7514

      with a copy to:
      Linda DeRenzo, Esq.
      Testa, Hurwitz & Thibeault, LLP
      High Street Tower
      125 High Street
      Boston, MA 02110
      Fax No.: (617) 248-7100

and thereafter at such other address, notice of which has been given in accordance with the provisions of this Section 14(d).

            (e) Assignability; Successors and Assigns. The registration rights granted to the Investors herein shall be assignable only (i) to an assignee or transferee who, as a result of such assignment, holds at least ten percent (10%) of the aggregate of the then outstanding shares of Series B Preferred Stock;
(ii) to an assignee or transferee who, as a result of such assignment, holds at least ten percent (10%) of the aggregate of the then outstanding shares of Series C Preferred Stock; (iii) to an assignee or transferee who, as a result of such assignment, holds at least ten percent (10%) of the aggregate of the then outstanding shares of Series D Preferred Stock; or (iv) as to assignments by an Investor to another Investor. Such subsequent holders of Registrable Securities shall agree to be bound by all of the terms and conditions of this Agreement by executing an Instrument of Accession in the form set forth in attached Exhibit
A. Otherwise, this agreement shall not confer any rights, remedies, obligations or liabilities upon any third party, except for an indemnified party under
Section 9 and Section 10.

            (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

            (g) Headings. The section and subsection headings contained herein are for convenience only and are not intended to define or limit the contents of said sections and subsections.

            (h) Governing Law. This Agreement and all amendments hereof shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, disregarding any Massachusetts principles of choice or conflict of laws that would otherwise provide for the application of the substantive laws of another jurisdiction.

            (i) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

            (j) Specific Performance. Without limiting the rights of each party hereto to pursue all other legal and equitable rights and remedies available to such party to any other party's failure to perform its obligations under this Agreement, each such party acknowledges and agrees that the remedy at law for any failure to perform obligations hereunder would be inadequate and all such parties shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

            (k) Entire Agreement. (i) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated (other than in accordance with its terms) except by a written agreement specifically referring to this Agreement and signed by the Company and each of the Investors.

                  (ii) To the extent any term or other provision of any agreement, instrument or oral understanding by which any party hereto is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.


                      [REST OF PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                    COMPANY:

                                    SYNCHRONICITY, INC.

                                    By: /s/ Dennis R. Harmon
                                       -------------------------------
                                    Name:
                                    Title:
                                    Address:
                                    201 Forest Street
                                    Marlborough, MA 01752

                                    INVESTORS:

                                    CANAAN CAPITAL LIMITED PARTNERSHIP

                                    By:   Canaan Capital Management L.P.

                                    By:   Canaan Capital Partners L.P.


                                    By: /s/ James Furnivall
                                       -------------------------------
                                       Name:
                                       Title:
                                       Address: 105 Rowayton Ave.
                                                Rowayton, CT  06853
                                                Attn.:  James Furnivall

                                    CANAAN CAPITAL OFFSHORE LIMITED
                                    PARTNERSHIP, C.V.

                                    By:   Canaan Capital Management L.P.

                                    By:   Canaan Capital Partners L.P.



                                    By: /s/ James Furnivall
                                       -------------------------------
                                        Name:
                                        Title:
                                        Address:105 Rowayton Ave.
                                                Rowayton, CT  06853
                                                Attn.:  James Furnivall

[Signature Page to Second Amended and Restated Registration Rights Agreement]

                                    CANAAN S.B.I.C., L.P.

                                    By:   Canaan S.B.I.C. Partners L.P.


                                    By: /s/ James Furnivall
                                       ___________________________________
                                       Name:
                                       Title:
                                       Address: 105 Rowayton Ave.
                                                Rowayton, CT  06853
                                                Attn.:  James Furnivall

                                    CANAAN EQUITY, L.P.

                                    By:   Canaan Equity Partners L.L.C.


                                    By: /s/ James Furnivall
                                       ___________________________________
                                       Name:
                                       Title:
                                       Address: 105 Rowayton Ave.
                                                Rowayton, CT  06853
                                                Attn.:  James Furnivall

                                    WHEATLEY PARTNERS, L.P.

                                    By:   Wheatley Partners, LLC


                                    By: /s/ Seth Lieber
                                       ___________________________________
                                       Name:    Seth Lieber
                                       Title:   General Partner
                                       Address: 80 Cuttermill Road,
                                                Suite 311
                                                Great Neck, New York 11021
                                                Attn: Maureen Wilson


[Signature Page to Second Amended and Restated Registration Rights Agreement]

                                    WHEATLEY FOREIGN PARTNERS, L.P.

                                    By:   Wheatley Partners, LLC


                                    By:   /s/ Seth Lieber
                                       ___________________________________
                                       Name:    Seth Lieber
                                       Title:   General Partner
                                       Address: 80 Cuttermill Road,
                                                Suite 311
                                                Great Neck, New York 11021
                                                Attn: Maureen Wilson

                                    PIONEER CAPITAL CORPORATION


                                    By: /s/ Leigh Michl
                                       ___________________________________
                                       Name:    Leigh E. Michl
                                       Title:   Vice President
                                       Address: 60 State Street
                                                Boston, MA 02109

                                    PIONEER VENTURES LIMITED PARTNERSHIP II

                                    By:   Pioneer Ventures Management LP, its
                                          General Partner

                                    By:   Pioneer Management SBIC Corp., its
                                          General Partner


                                    By: /s/ Leigh Michl
                                       ___________________________________
                                       Name:    Leigh E. Michl
                                       Title:   Vice President
                                       Address: 60 State Street
                                                Boston, MA 02109

[Signature Page to Second Amended and Restated Registration Rights Agreement]

                                    SYNOPSYS, INC.


                                        /s/ Robert Dahlberg
                                    By: __________________________________
                                       Name:
                                       Title:
                                       Address:

                                    INTEL CORPORATION

                                        /s/ Diane Labrador
                                    By: __________________________________
                                       Name:
                                       Title:
                                       Address:


                                    /s/ Mark A. Ross
                                    ______________________________________
                                    Mark A. Ross
                                    Address:
                                    Rock Creek Court
                                    Redwood City, CA 94062


                                    /s/ David Spitzman
                                    ______________________________________
                                    David Spitzman
                                    Address:
                                    1 Cliff Avenue
                                    Newport, RI  02840


                                    /s/ Mark Barlow
                                    ______________________________________
                                    Mark Barlow
                                    Address:
                                    18 Hazard Street
                                    Newport, RI  02840


                                    /s/ Marek Skoskiewicz
                                    ______________________________________
                                    Marek Skoskiewicz
                                    Address:
                                    16-376 County Road N
                                    Napoleon, OH 43545

[Signature Page to Second Amended and Restated Registration Rights Agreement]

                                    /s/ Leigh Michl
                                    ______________________________________
                                    Leigh E. Michl
                                    Address:
                                    74 Cherry Brook Road
                                    Weston, MA 02493


[Signature Page to Second Amended and Restated Registration Rights Agreement]